                                                                    EXHIBIT 4.25


           OFFICERS' CERTIFICATE AND GUARANTORS' OFFICERS' CERTIFICATE
                PURSUANT TO SECTIONS 201 AND 301 OF THE INDENTURE

Dated: June 27, 2005

         Kimberly N. King, Vice President and Corporate Secretary, and Kelly Masuda, the Senior Vice President, Capital Markets and Treasurer, of KB Home, a Delaware corporation (the "Company"), and Kimberly N. King, the Secretary, and Kelly M. Allred, the Vice President and Treasurer, of KB Home Phoenix Inc., an Arizona corporation, KB Home Coastal Inc., a California corporation, KB Home North Bay Inc., a California corporation, KB Home South Bay Inc., a California corporation, KB Home Greater Los Angeles Inc., a California corporation, KB Home Colorado Inc., a Colorado corporation, KB Home Nevada Inc., a Nevada corporation, and KBSA, Inc., a Texas corporation (the "General Partner") and general partner of KB Home Lone Star LP, a Texas limited partnership (the "Partnership") (collectively and including, without limitation, the Partnership but excluding the General Partner, the "Guarantors"), hereby certify as follows:

         The undersigned, having read the appropriate provisions of the Indenture dated as of January 28, 2004 (the "Original Indenture"), as amended and supplemented by the First Supplemental Indenture dated as of January 28, 2004 (the "First Supplemental Indenture") and the Second Supplemental Indenture dated as of June 30, 2004 (the "Second Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, is hereinafter called the "Indenture"), each among the Company, the Guarantors and SunTrust Bank, as trustee (the "Trustee"), including Sections 103, 201, 301 and 303 thereof and the definitions in such Indenture relating thereto, and certain other corporate and partnership documents and records, and having made such examination and investigation as, in the opinion of the undersigned, each considers necessary to enable the undersigned to express an informed opinion as to whether or not the conditions set forth in the Indenture relating to the establishment of the terms of an additional $150,000,000 aggregate principal amount of the Company's 6 1/4% Senior Notes due 2015 (the "Additional Notes") and the form of certificate evidencing the Additional Notes have been complied with, and whether the conditions in the Indenture relating to the authentication and delivery by the Trustee of the Additional Notes have been complied with, certify that (1) the terms of the Additional Notes were established by resolutions duly adopted by unanimous written consent of the Executive Committee of the Board of Directors of the Company (the "Executive Committee") on June 21, 2005 and by the undersigned officers of the Company pursuant to authority delegated to them by resolutions duly adopted by unanimous written consent of the Board of Directors of the Company on November 8, 2004 and by unanimous written consent of the members of the Executive Committee on June 21, 2005 (collectively, the "Company Resolutions") and such terms are as set forth in the Annex A hereto, and the issuance, form and terms of the Additional Notes were approved and the guarantees of the Notes and all related Guaranteed Obligations (as defined in the Indenture) by the Guarantors were approved and confirmed by resolutions duly adopted by each Guarantor's Board of Directors (other than the Partnership) and the General Partner on June 21, 2005 (collectively, the "Guarantors' Resolutions") and by the undersigned officers of each Guarantor (other than the Partnership) and of the General Partner, on behalf of themselves and the Guarantors, pursuant to authority delegated to them by resolutions duly adopted by unanimous written consent of the Board of Directors of each Guarantor (other than the Partnership) and the General Partner on June 21, 2005, (2) the form of certificate evidencing the Additional Notes was established and approved by the undersigned pursuant to authority delegated to them by the Company Resolutions and the Guarantors' Resolutions and shall be in substantially the form attached as Annex C hereto, (3) a true, complete and correct copy of the Company Resolutions and the Guarantors' Resolutions, which were duly adopted by the Board of Directors of the Company and the Executive Committee or by each Guarantor's Board of Directors (other than the Partnership) and the Board of Directors of the General Partner, as the case may be, and are in full force and effect on the date hereof, are attached as exhibits to the Certificate of the Secretary of the

Company of even date herewith, and (4) the form and terms of the Additional Notes have been established pursuant to Sections 201 and 301 of the Indenture and comply with the Indenture and, in the opinion of the undersigned, all conditions provided for in the Indenture (including, without limitation, those set forth in Sections 103, 201, 301 and 303 of the Indenture) relating to the establishment of the terms of the Additional Notes and the form of certificate evidencing the Additional Notes, and relating to the authentication and delivery of the Additional Notes, have been complied with.

         This certificate may be executed by the parties hereto in counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument, but all such counterparts shall together constitute but one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, we have hereunto set our hands as of the date first written above.




                                       By:  /s/ KIMBERLY N. KING
                                            ------------------------------------
                                            Kimberly N. King
                                            Vice President and Corporate
                                            Secretary of KB Home


By:  /s/ KELLY MASUDA
     ------------------------------------------
     Kelly Masuda
     Senior Vice President, Capital Markets and
     Treasurer of KB Home

                                       By:  /s/ KIMBERLY N. KING
                                            -----------------------------------
                                            Kimberly N. King
                                            Secretary of each of the Guarantors
                                            (other than the Partnership) and of
                                            the General Partner (as such terms
                                            are defined in the foregoing
                                            Officers' Certificate)



By:  /s/ KELLY M. ALLRED
     ---------------------------------------
     Kelly M. Allred
     Vice President and Treasurer of each of
     the Guarantors (other than the
     Partnership) and of the General Partner
     (as such terms are defined in the
     foregoing Officers' Certificate)

                                     ANNEX A

         Capitalized terms used in this Annex A and not otherwise defined herein have the same definitions as in the Indenture referred to in the Officers' Certificate and Guarantors' Officers' Certificate of which this Annex A constitutes a part.

         (1) The Company has heretofore established a series of Securities known and designated as the "6 1/4% Senior Notes due 2015", has heretofore issued $300,000,000 aggregate principal amount of Securities of such series and hereby "re-opens" such series for the issuance of $150,000,000 aggregate principal amount of additional Securities of such series. The $300,000,000 aggregate principal amount of Securities of such series that have been heretofore issued are hereinafter sometimes called the "Prior Notes," the additional Securities of such series to be issued hereby are sometimes hereinafter called the "Additional Notes" and all of the Securities of such series are hereinafter sometimes called the "Notes."

         (2) The aggregate principal amount of the Additional Notes which may be authenticated and delivered under the Indenture shall be $150,000,000 and the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture is limited to $450,000,000 (of which $300,000,000 aggregate principal amount of Notes have been previously issued and are outstanding), except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 905 or 1107 of the Indenture; provided, however, such series may be re-opened by the Company for the issuance of additional Notes of such series, so long as any such additional Notes have the same form and terms (other than date of issuance and the date from which interest thereon shall begin to accrue), and carry the same right to receive accrued and unpaid interest, as the Notes theretofore issued; provided, however, that, notwithstanding the foregoing, such series may not be reopened if the Company has effected defeasance or covenant defeasance with respect to the Notes pursuant to Section 402(2) or 402(3), respectively, of the Indenture or has effected satisfaction and discharge with respect to the Notes pursuant to Section 401 of the Indenture; and provided, further, that no additional Notes may be issued at a price that would cause such additional Notes to have "original issue discount" within the meaning of Section 1273 of the Internal Revenue Code of 1986, as amended.

         (3) The Additional Notes are to be issuable only as Registered Securities without Coupons. The Additional Notes shall be initially issued in book-entry form and represented by one or more permanent global Notes deposited with or on behalf of and registered in the name of the Depositary or its nominee (the "Global Notes"). The initial depositary (the "Depositary") for the Global Notes shall be The Depository Trust Company, the depositary arrangements shall be those employed by whoever shall be the Depositary with respect to the Global Notes from time to time, and the Trustee shall be entitled to make endorsements on any Global Notes to reflect any increases or decreases in the principal amount thereof. Notwithstanding the foregoing, certificated Additional Notes in definitive form ("Certificated Notes") may be issued in exchange for Global Notes under the circumstances contemplated by the seventh paragraph of Section 305 of the Original Indenture.

         (4) The Additional Notes shall be sold to the Underwriter at a price of 100.614% of the principal amount thereof plus accrued interest thereon in the amount of $651,041.67 (representing accrued interest from June 2, 2005).

         (5) Except for the aggregate principal amount of the Additional Notes, the price at which the Additional Notes shall be sold to the Underwriter and the date on which the Additional Notes shall be originally issued (all of which are as set forth in this Annex A), the Additional Notes shall have the same terms and provisions as the Prior Notes, which terms and provisions are as set forth in Annex I to the Officers' Certificate and Guarantors' Officers' Certificate dated June 2, 2005 establishing the form and terms of the Prior Notes (the "Prior Certificate") (a copy of the Prior Certificate being attached as Annex B to the Officers' Certificate and Guarantors' Officers' Certificate of which this Annex A constitutes a part) and in the form of Additional Note attached as Annex C to the Officers' Certificate and Guarantors' Officers' Certificate of which this Annex A constitutes a part, all of which terms and provisions are incorporated by reference in and made a part of this Annex A as if set forth in full herein; provided, however, that, anything in the Prior Certificate to the contrary notwithstanding, the aggregate principal amount of Additional Notes, the price at which the Additional Notes shall be sold to the Underwriter and the date on which the Additional Notes shall be originally issued shall be as set forth in this Annex A and not as set forth in the Prior Certificate. For the avoidance of doubt, it is hereby confirmed that, except as provided in the immediately preceding sentence, all of the terms and provisions set forth in the Prior Certificate shall apply, mutatis mutandis, to the Additional Notes, including, without limitation, the provisions set forth in Sections (10), (15), (16), (18) and (21) of the Prior Certificate.

         (6) The Notes shall have the benefit of the Guarantees and the Guarantors hereby confirm that the principal of and premium, if any, and interest on the Notes and all related Guaranteed Obligations shall be guaranteed pursuant to the Guarantees and otherwise in accordance with and subject to the limitations set forth in Article Sixteen of the Indenture.

         (7) The Notes shall rank senior in right of payment to the Company's 8-5/8% Senior Subordinated Notes due 2008, 7-3/4% Senior Subordinated Notes due 2010 and 9-1/2% Senior Subordinated Notes due 2011 (the "Senior Subordinated Notes") and shall constitute "Senior Indebtedness" as defined in the Indenture dated as of November 19, 1996, as amended and supplemented by the First Supplemental Indenture thereto dated as of December 18, 2003 (as so amended and supplemented, the "Senior Subordinated Indenture"), by and between the Company, the guarantors party thereto and the Trustee, as successor trustee. Each Guarantor's Guarantee of the Notes shall rank senior in right of payment to its guarantee of the Senior Subordinated Notes and shall constitute "Guarantor Senior Indebtedness" as defined in the Senior Subordinated Indenture.

         (8) The Additional Notes shall be issued on June 27, 2005.

                                     ANNEX B

                                Prior Certificate




                             [Certificate follows.]

          OFFICERS' CERTIFICATE AND GUARANTORS' OFFICERS' CERTIFICATES
                PURSUANT TO SECTIONS 201 AND 301 OF THE INDENTURE


Dated: June 2, 2005

         Kimberly N. King, Vice President and Corporate Secretary, and Kelly Masuda, the Senior Vice President, Capital Markets and Treasurer, of KB Home, a Delaware corporation (the "Company"), and Kimberly N. King, the Secretary, and Kelly M. Allred, the Vice President and Treasurer, of KB Home Phoenix Inc., an Arizona corporation, KB Home Coastal Inc., a California corporation, KB Home North Bay Inc., a California corporation, KB Home South Bay Inc., a California corporation, KB Home Greater Los Angeles Inc., a California corporation, KB Home Colorado Inc., a Colorado corporation, KB Home Nevada Inc., a Nevada corporation, and KBSA, Inc., a Texas corporation (the "General Partner") and general partner of KB Home Lone Star LP, a Texas limited partnership (the "Partnership") (collectively and including, without limitation, the Partnership but excluding the General Partner, the "Guarantors"), hereby certify as follows:

         The undersigned, having read the appropriate provisions of the Indenture dated as of January 28, 2004 (the "Original Indenture"), as amended and supplemented by the First Supplemental Indenture dated as of January 28, 2004 (the "First Supplemental Indenture") and the Second Supplemental Indenture dated as of June 30, 2004 (the "Second Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, is hereinafter called the "Indenture"), each among the Company, the Guarantors and SunTrust Bank, as trustee (the "Trustee"), including Sections 103, 201, 301 and 303 thereof and the definitions in such Indenture relating thereto, and certain other corporate and partnership documents and records, and having made such examination and investigation as, in the opinion of the undersigned, each considers necessary to enable the undersigned to express an informed opinion as to whether or not the conditions set forth in the Indenture relating to the establishment of the terms of the Company's 6 1/4% Senior Notes due 2015 (the "Notes") and the form of certificate evidencing the Notes have been complied with, and whether the conditions in the Indenture relating to the authentication and delivery by the Trustee of the Notes have been complied with, certify that (1) the terms of the Notes were established by resolutions duly adopted by unanimous written consent of the Executive Committee of the Board of Directors of the Company (the "Executive Committee") on May 25, 2005 and by the undersigned officers of the Company pursuant to authority delegated to them by resolutions duly adopted by unanimous written consent of the Board of Directors of the Company on November 8, 2004 and by unanimous written consent of the members of the Executive Committee on May 25, 2005 (collectively, the "Company Resolutions") and such terms are as set forth in the Annex I hereto, and the issuance, form and terms of the Notes were approved and the guarantees of the Notes and all related Guaranteed Obligations (as defined in the Indenture) by the Guarantors were approved and confirmed by resolutions duly adopted by each Guarantor's Board of Directors (other than the Partnership) and the General Partner on May 25, 2005 (collectively, the "Guarantors' Resolutions") and by the undersigned officers of each Guarantor (other than the Partnership) and of the General Partner, on behalf of themselves and the Guarantors, pursuant to authority delegated to them by resolutions duly adopted by unanimous written consent of the Board of Directors of each Guarantor (other than the Partnership) and the General Partner on May 25, 2005, (2) the form of certificate evidencing the Notes was established and approved by the undersigned pursuant to authority delegated to them by the Company Resolutions and the Guarantors' Resolutions and shall be in substantially the form attached as Annex II hereto, (3) a true, complete and correct copy of the Company Resolutions and the Guarantors' Resolutions, which were duly adopted by the Board of Directors of the Company and the Executive Committee or by each Guarantor's Board of Directors (other than the Partnership) and the Board of Directors of the General Partner, as the case may be, and are in full force and effect on the date hereof, are attached as exhibits to the Certificate of the Secretary of the Company of even date herewith, and (4) the form and terms of the Notes have been established pursuant to Sections 201 and 301 of the Indenture and comply with the Indenture and, in the opinion of the undersigned, all conditions provided for in the Indenture (including, without limitation, those set forth in Sections 103, 201, 301 and 303 of the Indenture) relating to the establishment of the terms of the Notes and the form of certificate evidencing the Notes, and relating to the authentication and delivery of the Notes, have been complied with.

         This certificate may be executed by the parties hereto in counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument, but all such counterparts shall together constitute but one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, we have hereunto set our hands as of the date first written above.




                                       By: /s/ KIMBERLY N. KING
                                           -------------------------------------
                                           Kimberly N. King
                                           Vice President and Corporate
                                           Secretary of KB Home




By: /s/ KELLY MASUDA
    ------------------------------------------
    Kelly Masuda
    Senior Vice President, Capital Markets and
    Treasurer of KB Home

                                       By:  /s/ KIMBERLY N. KING
                                            ------------------------------------
                                            Kimberly N. King Secretary of each
                                            of the Guarantors (other than the
                                            Partnership) and of the General
                                            Partner (as such terms are defined
                                            in the foregoing Officers'
                                            Certificate)




By: /s/ KELLY M. ALLRED
    ----------------------------------------
    Kelly M. Allred
    Vice President and Treasurer of each of
    the Guarantors (other than the
    Partnership) and of the General Partner
    (as such terms are defined in the
    foregoing Officers' Certificate)

                                     ANNEX I

         Capitalized terms used in this Annex I and not otherwise defined herein have the same definitions as in the Indenture referred to in the Officers' Certificate and Guarantors' Officers' Certificate of which this Annex I constitutes a part.

         (1) The Securities of the series established hereby shall be known and designated as the 6 1/4% Senior Notes due 2015 and are sometimes hereinafter called the "Notes."

         (2) The aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture is limited to $300,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 905 or 1107 of the Indenture; provided, however, such series may be re-opened by the Company for the issuance of additional Notes of such series, so long as any such additional Notes have the same form and terms (other than date of issuance and the date from which interest thereon shall begin to accrue), and carry the same right to receive accrued and unpaid interest, as the Notes theretofore issued; provided, however, that, notwithstanding the foregoing, such series may not be reopened if the Company has effected defeasance or covenant defeasance with respect to the Notes pursuant to Section 402(2) or 402(3), respectively, of the Indenture or has effected satisfaction and discharge with respect to the Notes pursuant to Section 401 of the Indenture; and provided, further, that no additional Notes may be issued at a price that would cause such additional Notes to have "original issue discount" within the meaning of Section 1273 of the Internal Revenue Code of 1986, as amended.

         (3) The Notes are to be issuable only as Registered Securities without Coupons. The Notes shall be initially issued in book-entry form and represented by one or more permanent global Notes deposited with or on behalf of and registered in the name of the Depositary or its nominee (the "Global Notes"). The initial depositary (the "Depositary") for the Global Notes shall be The Depository Trust Company, the depositary arrangements shall be those employed by whoever shall be the Depositary with respect to the Global Notes from time to time, and the Trustee shall be entitled to make endorsements on any Global Notes to reflect any increases or decreases in the principal amount thereof. Notwithstanding the foregoing, certificated Notes in definitive form ("Certificated Notes") may be issued in exchange for Global Notes under the circumstances contemplated by the seventh paragraph of Section 305 of the Original Indenture.

         (4) The Notes shall be sold to the Underwriter at a price of 99.533% of the principal amount thereof.

         (5) The Stated Maturity of the Notes on which the principal thereof is due and payable shall be June 15, 2015.

         (6) The principal of the Notes shall bear interest at the rate of 6 1/4% per annum from June 2, 2005 or from the most recent date to which interest has been paid or duly provided for, payable semiannually in arrears on June 15 and December 15 (each, an "Interest Payment Date") of each year, commencing December 15, 2005, to the Persons in whose names such Notes (or one or more Predecessor Securities) are registered at the close of business on the June 1 or December 1, respectively, immediately prior to such Interest Payment Dates (each, a "Regular Record Date") regardless of whether such Regular Record Date is a Business Day. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. No Additional Amounts shall be payable on the Notes.

         (7) The Notes are redeemable, as a whole at any time or from time to time in part, at the option of the Company on the terms and subject to the conditions set forth in the Indenture and in the form of Note which appears as Annex II to the Officers' Certificate and Guarantors' Officers' Certificate of which this Annex I constitutes a part.

         (8) The Notes shall not be repayable or redeemable at the option of the Holders prior to the Stated Maturity of the principal thereof (except as provided in Article Five of the Indenture) and shall not be subject to a sinking fund or analogous provision.

         (9) The Borough of Manhattan, The City of New York is hereby designated as a Place of Payment for the Notes.

         (10) The Company hereby appoints the Trustee, acting through the office of the Trustee located at c/o SunTrust Robinson Humphrey Capital Markets, 125 Broad Street, 3rd Floor, New York, New York 10004, in the Borough of Manhattan, The City of New York, as the Company's Office or Agency for the purposes specified in Section 1002 of the Indenture; provided, however, subject to
Section 1002 of the Indenture, the Company may at any time remove the Trustee as its Office or Agency in the Borough of Manhattan, The City of New York designated for such purposes and may from time to time designate one or more other Offices or Agencies for such purposes and may from time to time rescind such designation, so long as the Company shall at all times maintain an Office or Agency for such purposes in the Borough of Manhattan, The City of New York.

         (11) The Notes shall be issued in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         (12) The principal of, premium, if any, and interest on the Notes shall be payable in Dollars.

         (13) Sections 402(2) and 402(3) of the Indenture shall apply to the Notes; provided that (i) the Company may effect defeasance and covenant defeasance pursuant to Sections 402(2) and 402(3), respectively, only with respect to all (and not less than all) of the Outstanding Notes, and (ii) the only covenants that shall be subject to covenant defeasance shall be those expressly referred to in Section 402(3) of the Indenture.

         (14) The Notes shall not be convertible into or exchangeable for other securities.

         (15) Anything in the Indenture or the Notes to the contrary notwithstanding, payments of the principal of and premium, if any, and interest on the Global Notes shall be made by wire transfer.

         (16) To the extent that any provision of the Indenture or the Notes provides for the payment of interest on overdue principal of, or premium, if any, or interest on, the Notes, then, to the extent permitted by law, interest on such overdue principal, premium, if any, and interest shall accrue at the rate of interest borne by the Notes.

         (17) The Notes shall have such other terms and provisions as are set forth in the form of Note attached as Annex II to the Officers' Certificate and Guarantors' Officers' Certificate of which this Annex I constitutes a part, all of which terms and provisions are incorporated by reference in and made a part of this Annex I as if set forth in full herein.

         (18) As used in the Indenture with respect to the Notes and in the certificates evidencing the Notes, all references to "premium" on the Notes shall mean any amounts (other than accrued interest) payable upon the redemption of any Notes in excess of 100% of the principal amount of such Notes.

         (19) The Notes shall have the benefit of the Guarantees and the Guarantors hereby confirm that the principal of and premium, if any, and interest on the Notes and all related Guaranteed Obligations shall be guaranteed pursuant to the Guarantees and otherwise in accordance with and subject to the limitations set forth in Article Sixteen of the Indenture.

         (20) The Notes shall rank senior in right of payment to the Company's 8-5/8% Senior Subordinated Notes due 2008, 7-3/4% Senior Subordinated Notes due 2010 and 9-1/2% Senior Subordinated Notes due 2011 (the "Senior Subordinated Notes") and shall constitute "Senior Indebtedness" as defined in the Indenture dated as of November 19, 1996, as amended and supplemented by the First Supplemental Indenture thereto dated as of December 18, 2003 (as so amended and supplemented, the "Senior Subordinated Indenture"), by and between the Company, the guarantors party thereto and the Trustee, as successor trustee. Each Guarantor's Guarantee of the Notes shall rank senior in right of payment to its guarantee of the Senior Subordinated Notes and shall constitute "Guarantor Senior Indebtedness" as defined in the Senior Subordinated Indenture.

         (21) Section 101 of the Original Indenture is hereby amended, solely insofar as relates to the Notes, by deleting the definition of "Subject Notes" appearing in such Section 101 and replacing such definition with the following:

                  "'Subject Notes' means, with respect to any series of Securities issued under this Indenture, (1) Securities of any other series issued under this Indenture and (2) the Company's 8-5/8% Senior Subordinated Notes due 2008, 7-3/4% Senior Subordinated Notes due 2010 and 9-1/2% Senior Subordinated Notes due 2011, or any of the foregoing."

                                    ANNEX II

                    Form of Certificate Evidencing the Notes



              [Form of certificate evidencing the notes follows.]

THIS NOTE IS A GLOBAL SECURITY REFERRED TO IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. R-01                                   Principal Amount:  $300,000,000
CUSIP No. 48666KAM1                        (or such other principal amount
ISIN No. US48666KAM18                      as is set forth on Schedule A hereto)


                                     KB Home

                          6 1/4% Senior Notes due 2015

         KB Home, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000) or such other principal amount as is set forth on Schedule A hereto on June 15, 2015, and to pay interest thereon from June 2, 2005, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 2005, and at Maturity, at the rate of 6 1/4% per annum, until the principal hereof is paid or duly made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Person who was the Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

         Payment of the principal of and premium, if any, and interest on this Note will be made at the Office or Agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States; and provided, further, that if this Note is a global Note registered in the name of a Depository or its nominee, then, anything in the Indenture or the Notes to the contrary notwithstanding, payments of the principal of and premium, if any, and interest on this Note shall be made by wire transfer.

         This Note is one of a duly authorized issue of Securities of the Company (herein called the "Notes") issued and to be issued in one or more series under an Indenture dated as of January 28, 2004 (the "Original Indenture"), as amended and supplemented by the First Supplemental Indenture dated as of January 28, 2004 (the "First Supplemental Indenture"), and by the Second Supplemental Indenture dated as of June 30, 2004 (the "Second Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture and all other indentures supplemental thereto, is herein called the "Indenture"), each among the Company, the Guarantors and SunTrust Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited (subject to exceptions provided in the Indenture and subject to the right of the Company to reopen such series for issuance of additional Securities of such series upon the terms and subject to the conditions specified in the Indenture) in aggregate principal amount to $300,000,000.

         Payments of principal of and premium, if any, and interest on the Notes are fully, irrevocably and unconditionally guaranteed, jointly and severally, by the Guarantors on the terms and subject to the limitations set forth in the Indenture. A Guarantor may be released from its obligations under the Indenture and those obligations may be reinstated, all on the terms and subject to the conditions set forth in the Indenture.

         The Notes may be redeemed, in whole or from time to time in part, at the Company's option on any date (each, a "Redemption Date") at a Redemption Price equal to the greater of: (a) 100% of the principal amount of the Notes to be redeemed, and (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to such Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 35 basis points, plus, in the case of both clause (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such Redemption Date. Notwithstanding the foregoing, installments of interest on Notes whose Stated Maturity is on or prior to the relevant Redemption Date will be payable to the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Date according to their terms and the provisions of the Indenture.

         As used in this Note, the following terms have the meanings set forth below:

         "Treasury Rate" means, with respect to any Redemption Date for the
Notes:

         (a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Final Maturity Date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or

         (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate shall be calculated on the third Business Day preceding the applicable Redemption Date. As used in the immediately preceding sentence and in the definition of "Reference Treasury Dealer Quotations" below, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

         "Comparable Treasury Issue" means, with respect to any Redemption Date for the Notes, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

         "Independent Investment Banker" means, with respect to any Redemption Date for the Notes, UBS Securities LLC and its successors or, if such firm or any successor to such firm, as the case may be, is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

         "Comparable Treasury Price" means, with respect to any Redemption Date for the Notes:

         (a) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or

         (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Reference Treasury Dealer" means UBS Securities LLC and its successors (provided, however, that if such firm or any such successor, as the case may be, shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Trustee, after consultation with the Company, will substitute therefor another Primary Treasury Dealer) and three other Primary Treasury Dealers selected by the Trustee after consultation with the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

         "Final Maturity Date" means June 15, 2015.

         Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Notes to be redeemed. If less than all the Notes are to be redeemed at the option of the Company, the Trustee will select, in such manner as it deems fair and appropriate, the Notes (or portions thereof) to be redeemed. Unless the Company defaults in payment of the Redemption Price (including, without limitation, interest, if any, accrued to the applicable Redemption Date), on and after the applicable Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption on such Redemption Date.

         If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued and unpaid interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time

Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note, at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Security Register upon surrender of this Note for registration of transfer at the Office or Agency of the Company maintained for the purpose in any place where the principal of and interest on this Note are payable, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in fully registered form without coupons in the denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations set forth therein, the Notes are exchangeable for a like aggregate principal amount of Notes of authorized denominations as requested by the Holders surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

         Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and none of the Company, the Guarantors or the Trustee nor any such agent shall be affected by notice to the contrary.


         The Indenture contains provisions whereby (i) the Company and the Guarantors may be discharged from their obligations with respect to the Notes (subject to certain exceptions) or (ii) the Company may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Company irrevocably deposits with the Trustee money and/or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, and satisfies certain other conditions, all as more fully provided in the Indenture. In addition, the Indenture shall cease to be of further effect (subject to certain exceptions) with respect to the Notes when (1) either (A) all Notes previously authenticated and delivered have been delivered (subject to certain exceptions) to the Trustee for cancellation, or (B) all Notes (i) have become due and payable or (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year and, in the case of (i), (ii) or (iii) above, the Company has irrevocably deposited with the Trustee money in an amount sufficient to pay and discharge the entire indebtedness on all such Notes not theretofore delivered to the Trustee for cancellation in respect of principal, premium, if any, and interest to the date of such deposit (if such Notes have become due and payable) or to the Stated Maturity or Redemption Date thereof, as the case may be, and (2) the Company satisfies certain other conditions, all as more fully provided in the Indenture.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture (including, without limitation, the Guarantees) or be valid or obligatory for any purpose.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signatures of its duly authorized officers.

Dated:  June 2, 2005




KB HOME


By:                                        By:
    ----------------------------------        ----------------------------------
    Name:  Kimberly N. King                   Name:  Kelly Masuda
    Title: Vice President and                 Title: Senior Vice President,
           Corporate Secretary                       Capital Markets and
                                                     Treasurer


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

SUNTRUST BANK, as Trustee




By: ------------------------------------
          Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                           TEN COM--as tenants in common
                           TEN ENT--as tenants by the entireties
                           JT TEN--as joint tenants with right of survivorship and not as tenants in common
                           UNIF GIFT MIN ACT-- _______Custodian_____________
                                               (Cust)             (Minor)

                                            under the Uniform Gift to Minors Act

                                            ------------------------------------
                                                          (State)

    Additional abbreviations may also be used though not in the above list.


                     --------------------------------------


FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


              ---------------------------------------------------

              ---------------------------------------------------




--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


--------------------------------------------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________________Attorney
to transfer said security on the books of the Company with full power of substitution in the premises.


Dated:                                        Signed:
      -----------------------------------            ---------------------------


         Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.

                                   SCHEDULE A


      The initial principal amount of this global Note is Three Hundred Million Dollars ($300,000,000). The following increases or decreases in the principal amount of this global Note have been made:


                                                              Principal amount of
               Amount of increase     Amount of decrease in   this global Note       Signature of
               in principal amount    principal amount of     following such         authorized signatory
Date made      of this global Note    this global Note        decrease or increase   of Trustee
---------      -------------------    ----------------------  --------------------   --------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                     ANNEX C

                             Form of Additional Note



              [Form of certificate evidencing the notes follows.]

THIS NOTE IS A GLOBAL SECURITY REFERRED TO IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. R-02                                   Principal Amount:  $150,000,000
CUSIP No. 48666KAM1                        (or such other principal amount
ISIN No. US48666KAM18                      as is set forth on Schedule A hereto)


                                     KB Home

                          6 1/4% Senior Notes due 2015

         KB Home, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) or such other principal amount as is set forth on Schedule A hereto on June 15, 2015, and to pay interest thereon from June 2, 2005, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 2005, and at Maturity, at the rate of 6 1/4% per annum, until the principal hereof is paid or duly made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Person who was the Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

         Payment of the principal of and premium, if any, and interest on this Note will be made at the Office or Agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States; and provided, further, that if this Note is a global Note registered in the name of a Depository or its nominee, then, anything in the Indenture or the Notes to the contrary notwithstanding, payments of the principal of and premium, if any, and interest on this Note shall be made by wire transfer.

         This Note is one of a duly authorized issue of Securities of the Company (herein called the "Notes") issued and to be issued in one or more series under an Indenture dated as of January 28, 2004 (the "Original Indenture"), as amended and supplemented by the First Supplemental Indenture dated as of January 28, 2004 (the "First Supplemental Indenture"), and by the Second Supplemental Indenture dated as of June 30, 2004 (the "Second Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture and all other indentures supplemental thereto, is herein called the "Indenture"), each among the Company, the Guarantors and SunTrust Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, currently limited (subject to exceptions provided in the Indenture and subject to the right of the Company to reopen such series for issuance of additional Securities of such series upon the terms and subject to the conditions specified in the Indenture) in aggregate principal amount to $450,000,000.

         Payments of principal of and premium, if any, and interest on the Notes are fully, irrevocably and unconditionally guaranteed, jointly and severally, by the Guarantors on the terms and subject to the limitations set forth in the Indenture. A Guarantor may be released from its obligations under the Indenture and those obligations may be reinstated, all on the terms and subject to the conditions set forth in the Indenture.

         The Notes may be redeemed, in whole or from time to time in part, at the Company's option on any date (each, a "Redemption Date") at a Redemption Price equal to the greater of: (a) 100% of the principal amount of the Notes to be redeemed, and (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to such Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 35 basis points, plus, in the case of both clause (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such Redemption Date. Notwithstanding the foregoing, installments of interest on Notes whose Stated Maturity is on or prior to the relevant Redemption Date will be payable to the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Date according to their terms and the provisions of the Indenture.

         As used in this Note, the following terms have the meanings set forth below:

         "Treasury Rate" means, with respect to any Redemption Date for the
Notes:

         (a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Final Maturity Date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or

         (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate shall be calculated on the third Business Day preceding the applicable Redemption Date. As used in the immediately preceding sentence and in the definition of "Reference Treasury Dealer Quotations" below, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

         "Comparable Treasury Issue" means, with respect to any Redemption Date for the Notes, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

         "Independent Investment Banker" means, with respect to any Redemption Date for the Notes, UBS Securities LLC and its successors or, if such firm or any successor to such firm, as the case may be, is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

         "Comparable Treasury Price" means, with respect to any Redemption Date for the Notes:

         (a) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or

         (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Reference Treasury Dealer" means UBS Securities LLC and its successors (provided, however, that if such firm or any such successor, as the case may be, shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Trustee, after consultation with the Company, will substitute therefor another Primary Treasury Dealer) and three other Primary Treasury Dealers selected by the Trustee after consultation with the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

         "Final Maturity Date" means June 15, 2015.

         Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Notes to be redeemed. If less than all the Notes are to be redeemed at the option of the Company, the Trustee will select, in such manner as it deems fair and appropriate, the Notes (or portions thereof) to be redeemed. Unless the Company defaults in payment of the Redemption Price (including, without limitation, interest, if any, accrued to the applicable Redemption Date), on and after the applicable Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption on such Redemption Date.

         If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued and unpaid interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time

Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note, at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Security Register upon surrender of this Note for registration of transfer at the Office or Agency of the Company maintained for the purpose in any place where the principal of and interest on this Note are payable, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in fully registered form without coupons in the denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations set forth therein, the Notes are exchangeable for a like aggregate principal amount of Notes of authorized denominations as requested by the Holders surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

         Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and none of the Company, the Guarantors or the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture contains provisions whereby (i) the Company and the Guarantors may be discharged from their obligations with respect to the Notes (subject to certain exceptions) or (ii) the Company may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Company irrevocably deposits with the Trustee money and/or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, and satisfies certain other conditions, all as more fully provided in the Indenture. In addition, the Indenture shall cease to be of further effect (subject to certain exceptions) with respect to the Notes when (1) either (A) all Notes previously authenticated and delivered have been delivered (subject to certain exceptions) to the Trustee for cancellation, or (B) all Notes (i) have become due and payable or (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year and, in the case of (i), (ii) or (iii) above, the Company has irrevocably deposited with the Trustee money in an amount sufficient to pay and discharge the entire indebtedness on all such Notes not theretofore delivered to the Trustee for cancellation in respect of principal, premium, if any, and interest to the date of such deposit (if such Notes have become due and payable) or to the Stated Maturity or Redemption Date thereof, as the case may be, and (2) the Company satisfies certain other conditions, all as more fully provided in the Indenture.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture (including, without limitation, the Guarantees) or be valid or obligatory for any purpose.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signatures of its duly authorized officers.

Dated:  June 27, 2005




KB HOME




By:                                         By:
     ---------------------------               ---------------------------------
     Name:    Kimberly N. King                 Name:  Kelly Masuda
     Title:   Vice President and               Title: Senior Vice President,
              Corporate Secretary                     Capital Markets and
                                                      Treasurer



TRUSTEE'S CERTIFICATE OF
AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

SUNTRUST BANK, as Trustee



By:
    ------------------------------
        Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                           TEN COM--as tenants in common
                           TEN ENT--as tenants by the entireties
                           JT TEN--as joint tenants with right of survivorship and not as tenants in common
                           UNIF GIFT MIN ACT-- ________Custodian_____________
                                                (Cust)             (Minor)

                                            under the Uniform Gift to Minors Act

                                            ------------------------------------
                                                         (State)

     Additional abbreviations may also be used though not in the above list.


                     --------------------------------------


FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto



         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


                  -------------------------------------------

                  -------------------------------------------




--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



--------------------------------------------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing


_______________________________________________________________________Attorney
to transfer said security on the books of the Company with full power of substitution in the premises.

Dated:                                   Signed:
      --------------------------                --------------------------------

         Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.

                                   SCHEDULE A


      The initial principal amount of this global Note is One Hundred Fifty Million Dollars ($150,000,000). The following increases or decreases in the principal amount of this global Note have been made:


                                                               Principal amount of
               Amount of increase     Amount of decrease in   this global Note       Signature of
               in principal amount    principal amount of     following such         authorized signatory
Date made      of this global Note    this global Note        decrease or increase   of Trustee
---------      -------------------    ---------------------   --------------------   --------------------

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